SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                   FORM 8-K/A1

                                 AMENDMENT #1 TO
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934:

Date of Report (Date of earliest event reported): 10 June 1997


                                 WEBSECURE, INC.
             (Exact name of Registrant as specified in its charter)


Delaware                           0-21649           04-3296069
(State of Incorporation)     (Commission File No.)  (IRS Employer Identification
                                                     Number)

1711 Broadway, Saugus, Massachusetts                        01906
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including Area Code: 617-867-2300

Not Applicable
(Former name or former address, if changed since last report)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On April 21, 1997, BDO Seidman, LLP (the "Independent Auditors"), independent auditors to WebSecure, Inc. (the "Registrant"), notified the Registrant that they were resigning as auditors to the Registrant. According to the Independent Auditors, the decision to resign stemmed from their internal client retention policies and not because of any disagreements between Independent Auditors and management of the Registrant. The Independent Auditors' report on the financial statements of the Registrant for August 31, 1996 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles. The Independent Auditors' report contained an explanatory paragraph concerning the Company's ability to continue as a going concern. For each of the years ended August 31, 1995 and 1996 and the period through April 21, 1997 the effective date of their resignation there were no disagreements between the Independent Auditors and the Registrant.



ITEM 5.           OTHER EVENTS

         Not Applicable

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (a)      Financial statements of business acquires -- none

         (b)      Pro forma financial information -- none

         (c)      Exhibits -- 99 Auditor's Report

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WebSecure, Inc.


                                                By:    /s/ Carole Ouellette
                                                   -----------------------------
                                                         Carole Ouellette
                                                         Chief Financial Officer

Date:    10 June 1997